                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                 April 30, 1999

The investment options offered by the Metropolitan Series Fund (the "Fund") under this Prospectus are:

MetLife Stock Index      State Street Research
Portfolio                Growth Portfolio


State Street Research    T. Rowe Price Large Cap
Diversified Portfolio    Growth Portfolio


Harris Oakmark Large Cap Lehman Brothers(R)
Value Portfolio          Aggregate Bond Index
                         Portfolio


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.




                               METLIFE(R) [LOGO]

                         [LOGO] STATE STREET RESEARCH

                             HARRIS ASSOCIATES L.P.

                                   -------------------------
                                     Investment Management



                             T. ROWE PRICE [LOGO]

Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.


State Street Research Growth Portfolio
                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      7
   About the Investment Managers.....................................     11
   Portfolio Turnover Rates..........................................     14
   Dividends, Distributions and Taxes................................     14
   General Information About the Fund and its Purpose................     14
   Sale and Redemption of Shares.....................................     15
   Financial Highlights..............................................     16
   Appendix A--Portfolio Manager Prior Performance...................     20
   Appendix B--Certain Investment Practices..........................     23
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     26

Risk/Return Summary

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.


About the State Street Research Growth Portfolio:

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

State Street Research Diversified Portfolio

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in the following three asset categories: (i) Equity securities of the type that can be purchased by the State Street Research Growth Portfolio. While the portion of the Portfolio's assets so invested will usually be similar in composition to the State Street Research Growth Portfolio, the composition may vary; (ii) Non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The maturities of the debt securities the Portfolio invests in vary depending on market values and trends and can be long-term (10 or more years), intermediate term (1-10 years) or short-term (less than 1 year). The Portfolio may also invest in debt securities that are not within the top three rating categories, convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, as well as up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities; and (iii) Short term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. No absolute limits apply to the portion of assets invested in each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, with respect to the portion of its assets invested in equity securities of the type that can be purchased by the State Street Research Growth Portfolio, the Portfolio is subject to the same risks as that Portfolio. With respect to the portion of its assets invested in non-convertible debt securities, the Portfolio is subject to the risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." With respect to the portion of its assets invested in short term money market instruments, the major risk involved with this portion of the Portfolio is that the overall yield of the assets in this portion could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. The risks

Harris Oakmark Large Cap Value Portfolio




T. Rowe Price Large Cap Growth Portfolio

associated with each portion of the Portfolio may be moderated, however, by the greater variety of asset types in which the State Street Research Diversified Portfolio is generally expected to invest, as compared with portfolios that invest solely in a particular asset class. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

About the Harris Oakmark Large Cap Value Portfolio

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 1998, this included companies with capitalizations of approximately $487 million and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but consider the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define "large-cap" companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 1998, this included companies with capitalizations of approximately $6.3 billion and above. The Portfolio generally looks for companies with above-average growth in earnings and cash flow; the ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy; or that have a lucrative niche in the economy where profit margins widen due to economic factors (rather than one-time events such as lower taxes). The Portfolio expects to invest in common stocks of companies that normally (but not always) pay dividends that are generally expected to rise in future years as earnings rise.

The Index Portfolios



Lehman Brothers Aggregate Bond Index Portfolio




Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk.

About the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

MetLife Stock Index Portfolio




Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk.

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures a Portfolio's performance over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented.
 . The graphs of year-by-year returns examine volatility by illustrating a
  Portfolio's historic highs and lows, as well as the consistency of returns.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

             [STATE STREET RESEARCH DIVERSIFIED CHART APPEARS HERE]


                        State Street Research Diversified

                               Investment Results
                          Average Annual Total Returns

                                             As of December 31, 1998
                                     --------------------------------------

                                     1 Year         5 Years        10 Years
                                     ------         -------        --------

State Street Research
Diversified                           19.64%          15.26%          14.33%
---------------------------------------------------------------------------
S&P 500                               28.60%          24.05%          19.19%
---------------------------------------------------------------------------
Lehman Brothers Aggregate              8.69%           7.27%           9.26%


                           [BAR CHART APPEARS HERE]
                                 89      21.76
                                 90       0.00
                                 91      24.84
                                 92       9.48
                                 93      12.75
                                 94      -3.06
                                 95      27.03
                                 96      14.52
                                 97      20.58
                                 98      19.64

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -8.8% (quarter ended Sept. 30, 1990).


               [STATE STREET RESEARCH GROWTH CHART APPEARS HERE]


                          State Street Research Growth
                               Investment Results
                          Average Annual Total Returns

                                            As of December 31, 1998
                                     -----------------------------------
                                     1 Year       5 Years       10 Years
                                     ------       -------       --------

State Street Research Growth         28.18%       20.96%          18.59%
--------------------------------------------------------------------------
S&P 500 Index                        28.60%       24.05%          19.19%


                          [BAR CHART APPEARS HERE]
                                  89     36.64
                                  90     -8.50
                                  91     33.09
                                  92     11.56
                                  93     14.40
                                  94     -3.25
                                  95     33.14
                                  96     22.18
                                  97     28.36
                                  98     28.18

During the 10-year period shown in the bar chart, the highest return for a quarter was 38.6% (quarter ended Dec. 31, 1998) and the lowest return for a quarter was -22.6% (quarter ended Sept. 30, 1998).

                         Harris Oakmark Large Cap Value

                Since the Portfolio commenced operations effective November 9, 1998, no volatility or performance information is available.

                         T. Rowe Price Large Cap Growth

                Since the Portfolio commenced operations effective November 9, 1998, no volatility or performance information is available.

                    Lehman Brothers(R) Aggregate Bond Index

                Since the Portfolio commenced operations effective November 9, 1998, no volatility or performance information is available.

                    [METLIFE STOCK INDEX CHART APPEARS HERE]


                               MetLife Stock Index

                               Investment Results
                          Average Annual Total Returns

                                        As of December 31, 1998
                                -------------------------------------------

                                1 Year          5 Years           Inception
                                ------          -------           ---------
MetLife
Stock Index                     28.23%            23.55%            18.88%
---------------------------------------------------------------------------
S&P 500                         28.60%            24.05%            19.39%


                           [BAR GRAPH APPEARS HERE]
                                91          29.76
                                92           7.44
                                93           9.54
                                94           1.18
                                95          36.87
                                96          22.66
                                97          32.19
                                98          28.23


During the 10-year period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended Dec. 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended Sept. 30, 1990).

Carefully review the principal risks associated with investing in the Portfolios.
Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Growth, State Street Research Diversified, T. Rowe Price Large Cap Growth and MetLife Stock Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Growth and State Street Research Diversified.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Growth, T. Rowe Price Large Cap Growth and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Diversified and Lehman Brothers Aggregate Bond Index.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Diversified and Lehman Brothers Aggregate Bond Index.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Diversified and Lehman Brothers Aggregate Bond Index.

Investing in securities of foreign issuers: Investment in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the T. Rowe Price Large Cap Growth Portfolio.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Growth and State Street Research Diversified.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Growth, State Street Research Diversified and T. Rowe Price Large Cap Growth.

About MetLife



Portfolio management of the State Street Research Portfolios

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index and Lehman Brothers Aggregate Bond Index.

Defensive Strategies

Except with respect to the index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

Metropolitan Life Insurance Company ("MetLife") has overall responsibility for investment management for each Portfolio and day-to-day investment management responsibility for the index Portfolios. (MetLife also performs general administrative and management services for the Fund.) In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a mutual life insurance company which sells insurance policies and annuity contracts. On December 31, 1998, it had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. MetLife is the parent of Metropolitan Tower Life Insurance Company ("Metropolitan Tower").

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 1998, State Street Research had investment arrangements in effect for about $54 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Diversified Portfolio:

The portfolio manager for the portion of the Portfolio that invests similarly to the State Street Research Growth Portfolio is the same as the portfolio manager of the Portfolio (see portfolio manager information). Kim Peters, a Senior Vice President at State Street Research since 1994, has been with the firm since 1986. Mr. Peters is the portfolio manager for the portion of the Portfolio that invests in non-convertible debt securities and has been

Portfolio management of the Harris Oakmark Large Cap Value Portfolio



Portfolio management of the T. Rowe Price Large Cap Growth Portfolio primarily responsible for its day-to-day management for 5 years. During the past five years, Mr. Peters has also served as a Vice President at State Street Research. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Growth Portfolio:

John T. Wilson, a Senior Vice President at State Street Research since April, 1998, has been with the firm since 1996. Mr. Wilson is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management for the past 2 years. During the past five years, he was also a portfolio manager with Phoenix Investment Counsel, Inc.

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1970. It is a wholly-owned subsidiary of Nvest Companies, L.P. whose general partner, Nvest Corporation, is an indirect wholly-owed subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 1998, Harris had investment arrangements in effect for about $17 billion in assets.

Robert J. Sanborn and Edward Loeb are co-portfolio managers for the Portfolio and have been primarily responsible for its day-to-day management since its inception in November, 1998. Mr. Sanborn is the portfolio manager for other mutual funds managed by Harris. During the past five years, Mr. Sanborn has been a Portfolio Manager of Harris, a Director of Harris Associates Inc., its general partner, and the Executive Vice President of Harris Associates Investment Trust, a registered mutual fund with six series, including The Oakmark Fund, for which he is the fund manager. Mr. Loeb is the portfolio manager for numerous individual and institutional clients. During the past five years, Mr. Loeb has been a Portfolio Manager at Harris and, since June 1997, Vice President of the Investment Advisory Department of Harris. Mr. Sanborn and Mr. Loeb have been with Harris since 1988 and 1989, respectively.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Large Cap Growth Portfolio. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to many retail and institutional accounts. As of December 31, 1998, T. Rowe Price and its affiliates had investment management arrangements in effect for about $148 billion in assets.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

Investment Management Fees




Fund Expenses

The Fund pays MetLife monthly for its investment management services. MetLife pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 1998 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                          % of Average                 Paid by
                                        Daily Net Assets              Investment
                                            Paid to                   Manager to
                                           Investment               Sub-Investment
Portfolio                                   Manager                    Manager
-----------------------------------------------------------------------------------
MetLife Stock Index                           .25%                        N/A
-----------------------------------------------------------------------------------
State Street Research Growth                  .49%                       .34%
-----------------------------------------------------------------------------------
State Street Research Diversified             .44%                       .28%

The Portfolios indicated in the following table have been in operation for less than one year. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of each Portfolio.

                                                                         % per
                                                          % per          annum
                                                          annum         Paid to
                                       Average           paid to          Sub-
                                      Daily Net         Investment     Investment
Portfolio                              Assets            Manager        Manager
---------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                        All assets               .25%            N/A
---------------------------------------------------------------------------------
                                  1st $50 million          .70%           .50%
T. Rowe Price Large Cap Growth    over $50 million         .60%           .40%
---------------------------------------------------------------------------------
                                  1st $250 million         .75%           .65%
Harris Oakmark Large Cap Value    Over $250 million        .70%           .60%

--------

The Fund is responsible for paying its own expenses. However, MetLife voluntarily pays expenses of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching $100 million or a certain date as follows:

                                                 SUBSIDIZED
                                                EXPENSES* IN
PORTFOLIO                                        EXCESS OF                        DATE
Harris Oakmark Large Cap Value                     0.20%                         11/2/00
T. Rowe Price Large Cap Growth                     0.20%                         11/2/00
Lehman Brothers Aggregate Bond Index               0.20%                         11/2/00

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses).

These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Dividends are reinvested.
Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio").

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including Metropolitan Tower. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.



Fund shares are available only through variable life and variable annuity contracts.
Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and MetLife do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

Shares are sold and redeemed at a price equal to the net asset value without any sales charges. The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans;
(4) loan repayments; and (5) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing

A Portfolio's net asset value per share is determined once daily.
means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Computer Software Systems

The services provided to the Fund by MetLife as investment manager and distributor, the other managers and the transfer agent, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could negatively impact handling of securities trades, pricing and account services and otherwise adversely impact the companies, organizations, and markets in which the Portfolios may invest and may reduce a Portfolio's returns. MetLife, the other managers, and transfer agents are actively working on necessary changes to their computer systems to deal with this issue and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS

The table below has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 1998 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


Selected Data For a Share of Capital                           STATE STREET RESEARCH GROWTH PORTFOLIO
Stock Outstanding Throughout Period:           --------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------
                                                  1998            1997            1996            1995            1994
                                               -----------     -----------     -----------     -----------     ----------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period           $     31.92     $     30.51     $     27.56     $     21.81     $    23.27
-------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income ..................             0.36            0.44            0.36            0.35           0.30
 Net realized and unrealized gain/(loss)              8.52            7.72            5.78            6.83          (1.06)
                                               -----------     -----------     -----------     -----------     ----------
 Total From Investment Operations .......             8.88            8.16            6.14            7.18          (0.76)
                                               -----------     -----------     -----------     -----------     ----------
Less Distributions:
 Dividends from net investment income ...            (0.36)          (0.44)          (0.36)          (0.35)         (0.30)
 Distributions from net realized capital
 gains ..................................            (3.34)          (6.31)          (2.83)          (1.08)         (0.40)
                                               -----------     -----------     -----------     -----------     ----------
 Total Distributions ....................            (3.70)          (6.75)          (3.19)          (1.43)         (0.70)
                                               -----------     -----------     -----------     -----------     ----------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..........      $     37.10     $     31.92     $     30.51     $     27.56     $    21.81
-------------------------------------------------------------------------------------------------------------------------
 Total return ...........................            28.18%          28.36%          22.18%          33.14%         (3.25)%
 Net assets at end of period (000's) ....      $ 3,112,081     $ 2,349,062     $ 1,597,728     $ 1,094,751     $  746,433

Supplemental Data/Significant Ratios:
 Operating expenses to average net assets             0.53%           0.43%           0.29%           0.31%          0.32%
 Net investment income to average net
 assets .................................             1.04%           1.37%           1.29%           1.46%          1.40%
 Portfolio turnover (1) .................            74.29%          82.81%          93.05%          45.52%         57.27%


Selected Data For a Share of Capital                         STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
Stock Outstanding Throughout Period:           --------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------
                                                  1998            1997            1996            1995            1994
                                               -----------     -----------     -----------     -----------     ----------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ....      $     16.98     $     16.67     $     15.95     $     13.40     $    14.41
-------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income ..................             0.60            0.60            0.55            0.59           0.51
 Net realized and unrealized gain/(loss)              2.70            2.71            1.77            3.02          (0.95)
                                               -----------     -----------     -----------     -----------     ----------
 Total From Investment Operations .......             3.30            3.31            2.32            3.61          (0.44)
                                               -----------     -----------     -----------     -----------     ----------

Less Distributions:
 Dividends from net investment income ...            (0.57)          (0.60)          (0.53)          (0.58)         (0.50)
 Distributions from net realized capital
 gains ...................................           (1.32)          (2.40)          (1.07)          (0.48)         (0.07)
                                               -----------     -----------     -----------     -----------     ----------
 Total Distributions ....................            (1.89)          (3.00)          (1.60)          (1.06)         (0.57)
                                               -----------     -----------     -----------     -----------     ----------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..........      $     18.39     $     16.98     $     16.67     $     15.95     $    13.40
-------------------------------------------------------------------------------------------------------------------------
 Total return ...........................            19.64%          20.58%          14.52%          27.03%         (3.06)%
 Net assets at end of period (000's) ....      $ 2,656,987     $ 1,982,232     $ 1,448,841     $ 1,114,834     $  892,826
Supplemental Data/Significant Ratios:
 Operating expenses to average net assets             0.48%           0.40%           0.29%           0.31%          0.32%
 Net investment income to average net
 assets .................................             3.39%           3.50%           3.38%           3.92%          3.66%
 Portfolio turnover (1) .................           105.89%         114.79%          91.07%          79.29%         96.49%


---------------------
Footnotes Appear on Page 19.

                              FINANCIAL HIGHLIGHTS



Selected Data For a Share of Capital                                      METLIFE STOCK INDEX PORTFOLIO
Stock Outstanding Throughout Period:                ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,

                                                        1998            1997            1996            1995           1994
                                                    -----------     -----------     -----------     -----------     -----------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .........      $     28.78     $     22.23     $     18.56     $     13.87     $     14.25
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income .......................             0.37            0.34            0.33            0.32            0.33
 Net realized and unrealized gain/(loss) .....             7.75            6.79            3.88            4.79           (0.17)
                                                    -----------     -----------     -----------     -----------     -----------
 Total From Investment Operations ............             8.12            7.13            4.21            5.11            0.16
                                                    -----------     -----------     -----------     -----------     -----------
Less Distributions:
 Dividends from net investment income ........            (0.36)          (0.34)          (0.33)          (0.32)          (0.32)
 Distributions from net realized capital gains            (1.16)          (0.24)          (0.21)          (0.10)          (0.22)
                                                    -----------     -----------     -----------     -----------     -----------
 Total Distributions .........................            (1.52)          (0.58)          (0.54)          (0.42)          (0.54)
                                                    -----------     -----------     -----------     -----------     -----------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ...............      $     35.38     $     28.78     $     22.23     $     18.56     $     13.87
-------------------------------------------------------------------------------------------------------------------------------
 Total return ................................            28.23%          32.19%          22.66%          36.87%           1.18%

 Net assets at end of period (000's) .........      $ 3,111,919     $ 2,020,480     $ 1,122,297     $   635,823     $   363,001

Supplemental Data/Significant Ratios:
 Operating expenses to average net assets ....             0.30%           0.33%           0.30%           0.32%           0.33%
 Net investment income to average net assets .             1.21%           1.47%           1.91%           2.22%           2.51%
 Portfolio turnover (1) ......................            15.07%          10.69%          11.48%           6.35%           6.66%


                                                                                                               LEHMAN
                                                                       HARRIS          T. ROWE PRICE          BROTHERS
                                                                   OAKMARK LARGE         LARGE CAP            AGGREGATE
                                                                     CAP VALUE            GROWTH             BOND INDEX
                                                                     PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                                   -------------       -------------         -----------
Selected Data For a Share of Capital                                          FOR THE PERIOD NOVEMBER 9, 1998
Stock Outstanding Throughout Period:                                    (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                                                   -----------------------------------------------------
                                                                        1998                1998                1998
                                                                   ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........................      $      10.00        $      10.00        $       10.00
------------------------------------------------------------------------------------------------------------------------
Investment Operations:

 Net investment income ......................................              0.03                0.01                 0.07
 Net realized and  unrealized gain/(loss) ...................             (0.30)               1.02                 0.07
                                                                   ------------        ------------        -------------
 Total From Investment Operations ...........................             (0.27)               1.03                 0.14
                                                                   ------------        ------------        -------------
Less Distributions:
 Dividends from net investment income .......................             (0.03)              (0.01)               (0.08)
 Distributions from net realized capital gains ..............                --                  --                   --
                                                                   ------------        ------------        -------------
 Total Distributions ........................................             (0.03)              (0.01)               (0.08)
                                                                   ------------        ------------        -------------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............................      $       9.70        $      11.02        $       10.06
------------------------------------------------------------------------------------------------------------------------
 Total return ...............................................             (2.70)%             10.28%                1.38%
 Net assets at end of period (000's) ........................      $      8,658        $      6,740        $      58,810

Supplemental Data/Significant Ratios:

 Operating expenses to average net assets ...................              0.70%               0.50%                0.42%

 Operating expenses to average net assets before voluntary
 expense reimbursements .....................................              1.79%               2.62%                0.59%

 Net investment income to average net assets ................              2.47%               0.93%                5.28%

 Net investment income to average net assets
 before voluntary expense reimbursements ....................              1.38%              (1.19)%               5.11%

 Portfolio turnover (1) .....................................              0.00%               5.69%               11.08%

---------------------
Footnotes Appear on Page 19.

Notes:
------

* Ratios have been determined based on annualized operating results for the period. Twelve month results may be different.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 are as follows:

                                             Purchases    Sales of Securities
                                             ---------    -------------------


State Street Research Growth ..........    $2,101,526,633      $1,891,659,069
State Street Research Diversified .....     2,719,642,384       2,256,406,848
MetLife Stock Index ...................       863,635,727         382,070,345
Harris Oakmark Large Cap Value ........         7,987,916                  --
T. Rowe Price Large Cap Growth ........         5,944,837             207,322
Lehman Brothers Aggregate Bond Index ..        63,057,826           5,783,973

 See Notes to Financial Statements.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only on November 9, 1998, limited performance history is available for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, and Lehman Brothers Aggregate Bond Index Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 1998 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these three Portfolios. Year-to-date information is also given for the two months ended February 28, 1999. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Harris

                                                                 Harris Oakmark
                                                                 Large Cap Value
  Total Return for                 Oakmark Fund                     Portfolio
 Period (unaudited)                (8/5/91)/1/  S&P 500 Index/2/    (11/9/98)
 ------------------                ------------ ---------------- ---------------
 Year to Date (ended 2/28/99)          1.98%              .94%        -1.34%
 Since inception of Harris
  Oakmark Large Cap Value
  Portfolio (11/9/98 to 12/31/98,
  annualized)                            --      not available         4.01%
 One Year (12/97 to 12/98)             3.74%            28.58%          --
 Three Year (12/95 to 12/98,
  annualized)                         16.89%            28.17%          --
 Five Year (12/93 to 12/98,
  annualized)                         17.28%            24.05%          --
 8/5/91 to 12/98, annualized
  (since inception of the Oakmark
  Fund)                               26.22%            19.73%          --

--------
/1/ As of December 31, 1998 the Oakmark Fund, a mutual fund, had assets of $7.32 billion. The actual fees and expenses of the fund whose performance is shown has been used. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the index has been obtained from public sources and has not been audited.


T. Rowe Price

                                             Lipper
                          T. Rowe Price  Variable Funds                 Morgan      T. Rowe Price
  Total Return for        Growth Stock  Underlying Growth               Stanley       Large Cap
 Period (unaudited)          Fund/1/    Funds Average/2/  S&P 500/2/ EAFE Index/2/ Growth Portfolio
 ------------------       ------------- ----------------- ---------- ------------- ----------------
 Year to Date (ended
  2/28/99)                   -1.18%           0.13%          0.94%          -2.63%      -1.00%
 Since inception of T.
  Rowe Large Cap Growth
  Portfolio (11/9/98 to
  12/31/98, annualized)         --              --             --    not available       9.18%
 One Year (12/31/97 to
  12/31/98)                  27.41%          24.94%         28.57%          20.33%        --
 Three Year (12/31/95 to
  12/31/98, annualized)      25.20%          23.77%         28.23%           9.31%        --
 Five Year (12/31/93 to
  12/31/98, annualized)      20.99%          20.25%         24.06%           9.50%        --
 Ten Year (12/31/88 to
  12/31/98, annualized)      17.70%          17.83%         19.21%           5.85%        --

--------
/1/ As of December 31, 1998 the T. Rowe Price Growth Stock Fund, a mutual fund, had assets of $5.04 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

MetLife

                                              Lehman Brothers Lehman Brothers
  Total Return for            MetLife Fixed      Aggregate    Aggregate Bond
 Period (unaudited)         Income Account/1/  Bond Index/2/  Index Portfolio
 ------------------         ----------------- --------------- ---------------
 Year to Date (ended
  2/28/99)                       -1.52%               -1.04%       -1.19%
 Since inception of Lehman
  Brothers Aggregate Bond
  Index Portfolio (11/9/98
  to 12/31/98, annualized)          --         not available         .17%
 One Year (12/31/97 to
  12/31/98)                       8.23%                8.06%         --
 Two Year (12/31/96 to
  12/31/98), annualized           8.74%                9.40%         --
 8/1/96 to 12/31/98,
  annualized/3/                   8.79%                9.96%         --

--------
/1/ As of December 31, 1998 the MetLife Fixed Income Account, a non-mutual fund separate account, had assets of $305.8 million. The MetLife Fixed Income Account is not an SEC registered investment company and does not comply with requirements of Subchapter M of the Internal Revenue Code. The management of the Account would not have been affected had the Account been a registered investment company that complied with all legal requirements applicable to such companies and Subchapter M of the Code. The total returns were calculated using the estimated fees and expenses of the Lehman Brothers Aggregate Bond Index Portfolio. Performance figures are based on historical performance and do not guarantee future results.
/2/ Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgaged-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index and effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. Performance for the index has been obtained from public sources and has not been audited.
/3/ MetLife was not the investment manager of the separate account until August 1, 1996. Prior thereto an affiliate of MetLife was the investment manager for the separate account.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
     1.    State Street Research Diversified
     2.    State Street Research Growth
     3.    Harris Oakmark Large Cap Value

 Portfolio
  Number   Portfolio Name
 --------- --------------
     4.    T. Rowe Price Large Cap Growth
     5.    Lehman Brothers Aggregate Bond Index
     6.    MetLife Stock Index


                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All           None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     4             None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   4             None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All           None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All           None
         indices that correlate with that Portfolio's
         securities.
----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         4             None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       4             None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   3             None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        All, except   Combined limit on the sum of
         recognized futures exchanges) on debt          6             the initial margin for
         securities and indices of debt securities as                 futures and options sold on
         a hedge against or to minimize adverse                       futures, plus premiums paid
         principal fluctuations resulting from                        for unexpired options on
         anticipated interest rate changes or to                      futures, is 5% of total
         adjust exposure to the bond market.                          assets (excluding "in the
                                                                      money" and, for Portfolio 3,
                                                                      "bona fide hedging" as
                                                                      defined by the Commodity
                                                                      Futures Trading Commission)
----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All, except   Same as Item 9
         recognized futures exchanges) on equity        3,5
         securities or stock indices as a hedge or to
         enhance return.
----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   4             Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All           Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.

                                                                           Percentage limit per Portfolio
  Item   Investment practice                            Portfolios         on assets/1/
---------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  4                  Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
---------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   All, except 6      None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
---------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   4                  5% of total assets
         contracts for non hedging purposes.
---------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All                None
         out any of the above.
---------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All                None
         and POs).
---------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       All, except 6      None
         principal only (POs) securities.
---------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         4,5                None
         interest rates, currencies and indices as a
         risk management tool.
---------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1,2,6           A. Not more than 10% of its
         investments through European Depository                             total assets in securities
         Receipts ("EDRs") and International                                 of foreign issuers, except
         Depository Receipts ("IDRs")).                                      up to 25% of its total
                                                                             assets may be invested in
                                                                             securities: issued,
                                                                             assumed or guaranteed by
                                                                             foreign governments or
                                                                             their political
                                                                             subdivisions or
                                                                             instrumentalities; assumed
                                                                             or guaranteed by domestic
                                                                             issuers; or issued,
                                                                             assumed or guaranteed by
                                                                             foreign issuers with a
                                                                             class securities listed on
                                                                             the New York Stock
                                                                             Exchange.*
                                                        B. 5               B. None
                                                        C. 4               C. Foreign Securities
                                                                             limited to 30% of total
                                                                             assets (excluding
                                                                             reserves)*
                                                        D. 3               D. Foreign Securities
                                                                             limited to 25% of total
                                                                             assets*
---------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1,2,6           A. 20% of total assets*
                                                        B. 3,4,5           B. 33 1/3% of total assets*
---------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        All                  15% of total assets
---------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All             A. 10% of total assets
         may involve payment of duplicate fees.                              except as in B below
                                                                             (except that only 5% of
                                                                             total assets may be
                                                                             invested in a single
                                                                             investment company and no
                                                                             portfolio can purchase
                                                                             more than 3% of the total
                                                                             outstanding voting
                                                                             securities of any one
                                                                             investment company or,
                                                                             together with other
                                                                             investment companies
                                                                             having the same investment
                                                                             adviser, purchase more
                                                                             than 10% of the voting
                                                                             stock of any "closed-end"
                                                                             investment company).
                                                        B. 4               B. Up to 25% of total assets
                                                                             may be invested in
                                                                             affiliated money market
                                                                             funds for defensive
                                                                             purposes or as a means of
                                                                             receiving a return on idle
                                                                             cash.

                                                                           Percentage limit per Portfolio
  Item   Investment practice                            Portfolios         on assets/1/
---------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   4                  None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
---------------------------------------------------------------------------------------------------------
  25     Invest in securities issued by companies       All                25% of total assets
         primarily engaged in any one industry.                            (provided that the following
                                                                           will be considered separate
                                                                           industries: each type of
                                                                           utility service; each type
                                                                           of oil or oil-related
                                                                           company. Also, savings and
                                                                           loans are a separate
                                                                           industry from finance
                                                                           companies; and for the money
                                                                           market securities of
                                                                           Portfolio number 2
                                                                           securities issued or
                                                                           guaranteed by the U.S.
                                                                           government, its agencies or
                                                                           instrumentalities and debt
                                                                           securities issued by
                                                                           domestic banks are not
                                                                           subject to the
                                                                           restriction).* (The Fund
                                                                           will disclose when more than
                                                                           25% of a Portfolio's total
                                                                           assets are invested in four
                                                                           oil related industries. For
                                                                           Portfolio number 5,
                                                                           companies engaged in the
                                                                           business of financing may be
                                                                           classified according to the
                                                                           industries of their parent
                                                                           or sponsor companies, or
                                                                           industries that otherwise
                                                                           most affect the financing
                                                                           companies).
---------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All                Together with items 27 and
         necessary to clear Portfolio transactions;                        28, up to 1/3 of the amount
         enter into reverse repurchase arrangements.                       by which total assets exceed
                                                                           total liabilities (less
                                                                           those represented by such
                                                                           obligations).*
---------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    All                  5% of total assets*
         purposes (e.g. to honor redemption requests
         which might otherwise require the sale of
         securities at an inopportune time).
---------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  3,4,5              None
---------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All                10% of total assets*
         real estate mortgage loans, but excluding
         investments in exchange-traded real estate
         investment trusts and shares of other real
         estate companies.
---------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1,2             A. Together with the assets
         ("ADRs").                                                           referred to in Item 20 A
                                                                             above, 35% of total assets
                                                        B. 4               B. Together with assets
                                                                             referred to in Item 20 D
                                                                             above, 30% of total assets
                                                        C. 3               C. Together with assets
                                                                             referred to in Item 20 F
                                                                             above, 25% of total assets
---------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. All, except 3,5 A. None
                                                        B. 3,5             B. None on investment grade
                                                                             securities but 25% of
                                                                             total assets for 3, 5% for
                                                                             5 in below investment
                                                                             grade securities.
---------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                      All                None
---------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                         All                None
---------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  A. All, except 4   A. None
                                                        B. 4               B. 10% of its total assets

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus
To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.


Capitalization
Description Of Some Investments, Techniques, And Risks

Investment Styles

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index and the McGraw Hill Companies, Inc. sponsors the Standard & Poor's 500 Composite Stock Price Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

Equity Securities





Debt ("Fixed Income") Securities

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

Foreign Investments
 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market

American Depository Receipts ("ADRs")


U.S. Dollar-Denominated Money Market Securities of Foreign Issuers

Derivative Instruments
instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or

When-Issued Securities




Securities Lending
to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)


                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)


                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)


                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, State Street Research, Met-ropolitan Tower, T. Rowe Price or Harris. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                            200 Park Avenue Area 5P
                            New York, NY 10166-0188
                         Phone: (800) 638-2704 ext 0606

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
99042XIY(exp0500)MLIC-LD